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                                                                    Exhibit 10.1



                        Amendment to Employment Agreement

     AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), dated as of May 31, 1999, between California Federal Bank, A Federal Savings Bank, (the "Company") successor by merger to First Nationwide Bank, A Federal Savings Bank, ("FNB") and Christie S. Flanagan (the "Executive").

     FNB and the Executive entered into an Employment Agreement dated as of June 1, 1996 (the "Agreement"), which agreement was subsequently assumed by the Company by operation of law in connection with the merger of FNB with and into the Company on January 3, 1997.

     The Company and the Executive do hereby wish to extend the term of the Agreement on the terms and conditions set forth in this Amendment.

     Accordingly, the Company and the Executive hereby agree as follows:

                                   Agreements

     1. Amendment. Paragraph 2.1 of the Agreement is amended in its entirety to read as follows:

        "2.1 The Term. The term of the Executive's employment under this Agreement (the "Term") shall commence June 1, 1996 and shall end on July 31, 1999."

     2. No other Amendments. The balance of the provisions of the Agreements are not altered by this Amendment and remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date first above written.

                                        CALIFORNIA FEDERAL BANK
                                        A Federal Savings Bank

                                        /s/ Gerald J. Ford
                                        ----------------------------
                                    By: Gerald J. Ford
                                        Chairman of the Board and
                                        Chief Executive Officer


                                        /s/ Christie S. Flanagan
                                        ----------------------------
                                        Christie S. Flanagan